UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 13, 2009

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31313	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2009, the Board of Directors of Broadwind Energy, Inc. (the “Company”) appointed Kevin E. Johnson, as the Company’s Interim Chief Financial Officer, as well as its acting principal financial officer and acting principal accounting officer, each effective immediately.  Mr. Johnson, age 39, has served as the Company’s Director of Compliance since June 2008.  Prior to joining the Company, Mr. Johnson served as Vice President, Internal Audit for RR Donnelley & Sons Company from 2002 to 2008.   Mr. Johnson brings more than 16 years of finance, audit, and senior management experience, including working at Cadant Inc., Salton Inc. and Deloitte.  He also serves on the Board of Directors of Chicago Christian Industrial League.   Mr. Johnson earned his undergraduate degree from Purdue University and is a certified public accountant.

In connection with Mr. Johnson’s appointment as the Company’s Interim Chief Financial Officer, he will earn a new annualized base salary of $200,000, effective July 19, 2009.  Mr. Johnson’s new annual bonus target will be 40% of his base salary earned and his new target under the Company’s long-term incentive program will be 40% of his base salary, also effective July 19, 2009.

As previously disclosed, the Company is continuing its search for a permanent Chief Financial Officer.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 - that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s SEC filings. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

July 14, 2009	By:	/s/ J. Cameron Drecoll
J. Cameron Drecoll
Chief Executive Officer